Party-in-Interest Transactions	12 Months Ended
Dec. 31, 2025
EBP 002
EBP, Related Party and Party-in-Interest Transactions [Line Items]
Party-in-Interest Transactions	Party-in-Interest Transactions
At December 31, 2025, the Plan has investments in the common stock of Northfield Bancorp, Inc. Northfield Bancorp, Inc. is the holding company for Northfield Bank, the Plan Sponsor. The Plan also has a pooled separate account, and a guaranteed annuity contract managed by members of the Principal Financial Group or its affiliates. Principal Trust Company is also the custodian of the Plan and therefore these transactions qualify as party-in-interest transactions. Contract administrator fees that were paid from Plan assets were approximately $75,000 for the year ended December 31, 2025.

At December 31, 2025, the Plan held 281,962 shares of Northfield Bancorp, Inc. common stock with a fair value of approximately $3,223,000. At December 31, 2024, the Plan held 302,947 shares of Northfield Bancorp, Inc. common stock with a fair value of approximately $3,520,000.

In addition, certain Plan participants borrow from the Plan. As of December 31, 2025 and 2024, the outstanding loans of the Plan participants were approximately $830,000 and $626,000, respectively. Plan participants are a party-in-interest to the Plan and these loans were exempt party-in-interest transactions pursuant to Section 408(e) of ERISA.

Participants of the Northfield Bank Employee Stock Ownership Plan, if eligible, may elect to transfer all or a portion of their account balance to the Plan, as discussed in Note 1 under Transfers into Plan. These transfers are exempt party-in-interest transactions.